                 AGREEMENT OF PROMISE OF ASSIGNMENT AND TRANSFER

                                 OF PERMISSIONS


BY MEANS OF THIS PRIVATE INSTRUMENT:

I. TVA SISTEMA DE TELEVISAO S.A., a corporation organized and existing under the laws of the Federative Republic of Brazil, with head offices in the City of Sao Paulo, State of Sao Paulo, at Rua do Rocio, 313, Vila Olimpia, registered as taxpayer under CGC No. 71.613.400/0001-10, herein represented by its duly empowered legal representative, hereinafter referred to simply as "PROMISING TRANSFEROR";

AND

II. PAGING NETWORK DO BRASIL S.A., a corporation, organized and existing under the laws of the Federative Republic of Brazil, with head offices in the City of Sao Paulo, State of Sao Paulo, at Rua Alexandre Dumas, number 1711, registered as taxpayer under CGC/MF No. 01.126.946/0001-61, herein represented by its Officers Mr. Thomas Crane Trynin, American citizen, single, business administrator, bearer of identity card No. V192319-I and CPF No. 214308398-05 and Mr. Marco Antonio Fregenal, Brazilian citizen, married, business administrator, bearer of identity card No. 35355458-5 and CPF 214170768-49 hereinafter referred to simply as "PROMISING TRANSFEREE";

WHEREAS:

      1. The PERMISSION HOLDER is the holder of permissions granted by the Ministry of Communications for the exploitation of Paging Services ("Servico Especial de Radiochamada") (the "Paging Services"), in accordance with Ordinances issued by the Ministry of Communications Number 1202, 1205, dated as of December, 22, 1994, and published in the Official Gazette of December, 30; 1203, 1204, 1206, dated as of December, 22, 1994, and published in the Official Gazette of December, 29; 1264 and 1265, dated as of December, 26, 1994, published in the Official Gazette of December, 29 (the "Permissions"), which attached hereto as Exhibit I, are an integral part hereof as if they had been herein transcribed in full;

      2. Having in view the amplification of the rendering of the services in the Brazilian territory the PERMISSION HOLDER has requested the Ministry of Communications the transformation of the Permissions into Permissions to

            National restricted Exploitation (solely National Restricted Permissions, and together with the Permissions, also "Permissions") according to Ordinance No. 579/94, of August 2, 1994;

      3. The PROMISING TRANSFEROR has entered into an agreement for the resale of its Paging Services and mutual operating agreement with the PROMISING TRANSFEREE (The "Operating Agreement");

      4. The PROMISING TRANSFEREE has made investments in the installation, operation and provision of the Paging Services, and has been developing commercial and marketing efforts with its operation and the resale;

      5. The PROMISING TRANSFEREE has expressed its wish to acquire the Permissions and the PROMISING TRANSFEROR agrees to transfer them to the PROMISING TRANSFEREE;

      6. The PROMISING TRANSFEREE desires to eventually purchase said Permissions, to which the PROMISING TRANSFEROR agrees;

      7. The PROMISING TRANSFEROR and the PROMISING TRANSFEREE acknowledge the legal demand for obtaining the prior authorization of the Ministry of Communications in order to have the Permissions transferred,

NOW, THEREFORE:

The Parties have agreed to enter in this Agreement of Promise of Assignment and Transfer of Permissions with respect to Paging Services ( the "Agreement"), in accordance with the clauses and conditions specified below:

Clause One: DESCRIPTION OF THE PERMISSIONS

The Permissions are all of those described in Exhibit I hereto, which initialed by the parties become an integral part of this Agreement, including any and all inherent rights of exploitation, namely, but not limited to, those arising from distinct extensions or modalities of exploitation at any time granted to the PROMISING TRANSFEROR by all and any Permissions to National Restrictted Exploitation.

Clause Two: PURPOSE

The PROMISING TRANSFEROR hereby promises to transfer to the PROMISING TRANSFEREE and the latter promises to acquire the Permissions attached hereto as Exhibit I, which shall be considered to have been transcribed in full herein, including any and all inherent rights of exploitation, namely, but not limited to, those arising from distinct extensions or modalities of exploitation at any time granted to the PROMISING TRANSFEROR by all and any Permissions to National Restricted Exploitation, or other modalities of exploitation.

      First Paragraph: The definitive transfer of title to the Permissions of the PROMISING Transferor to the PROMISING TRANSFEREE shall be made by means of the execution of one or more definitive transfer agreements relating to each of the Permissions individually, in groups or jointly, at the option of the PROMISING TRANSFEREE.

      Second Paragraph: For purposes of the exercise of the option by the PROMISING TRANSFEREE, as provided in the First Paragraph above, it is incumbent upon it to present to the PROMISING TRANSFEROR the text of the definitive transfer agreement or agreements, depending on whether it opts for the joint transfer of the Permissions, or for their transfer individually or in groups.

      Third Paragraph: For purposes of the provisions of the preceding paragraph, the PROMISING TRANSFEROR grants on the date hereof an irrevocable power-of-attorney to persons chosen by mutual agreement between the PROMISING TRANSFEROR and the PROMISING TRANSFEREE, conferring upon them the necessary powers to carry out the transfer.

      Fourth Paragraph: With the transfer of the Permissions, the parties consider automatically assigned and transferred to the PROMISING TRANSFEREE all the PROMISING TRANSFEROR's rights arising from any and all subscriber agreements.

Clause Three: THE DEFINITIVE TRANSFER AGREEMENT(S)

The definitive agreement(s) for the transfer of title to the Permissions shall be granted by the PROMISING TRANSFEROR in favor of PROMISING TRANSFEREE or in favor of whom it may indicate, it being recognized by the PROMISING TRANSFEROR, as of now, that the PROMISING TRANSFEREE has the right to be substituted in its contractual position in this Agreement one or more times, without the PROMISING TRANSFEROR's consent, pursuant to its option for the joint, isolated or grouped transfer of the Permissions, being able, for this purpose, to indicate one or several interested parties, as the case may be, subject to any applicable legal and regulatory requirements.

Clause Four: TERM FOR THE EXECUTION OF THE DEFINITIVE AGREEMENT(S)

The definitive agreement(s) for the transfer of title to the Permissions shall be executed by the PROMISING TRANSFEROR and PROMISING TRANSFEREE, as soon as the former has obtained from the Ministry of Communications the competent authorization in accordance with items 6.11 and 6.11.1 of the General Telecommunications Rule ("Norma Geral de Telecomunicacoes") approved by Ordinance No. 232/91 of October 23 and item II.9, of the Specific Conditions of the Specific Telecommunications Rule ("Norma Especifica de Telecomunicacoes"), approved by Ordinance No. 257/91 of October 23, i.e. once the three (3) year period counted from the date of issuance of the functioning license (or such shorter period as may then be applicable) and the above referred express authorization is obtained.

      First Paragraph: The term referred to in the previous item shall be, however, anticipated upon the earlier of the following situations:

      (i) in accordance with the precise terms of an eventual legislative or administrative change, regarding the terms of the transfer of the Permissions;

      (ii) when any express authorization has been obtained for the direct assignment and transfer; or

      (iii) when any alternative solution, in accordance with the Third Paragraph below, has been allowed.

      Second Paragraph: The PROMISING TRANSFEROR shall use its best efforts so as to obtain the previous administrative authorization(s) required in connection with the execution of the definitive transfer agreement, cooperating, in a diligent and active manner, in all bureaucratic proceedings which may be necessary or convenient to accomplish such end. The PROMISING TRANSFEROR also agrees, if necessary, to look for alternative solutions to make such transfer possible, provided such alternative solutions are not excessively burdensome.

      Third Paragraph: The PROMISING TRANSFEREE shall cooperate, in a diligent and active manner, for the accomplishment of occasional bureaucratic requirements and, if necessary, to search for the alternative solutions in order to allow such transfer, being provided that said solutions are not excessively burdensome.

Fourth Paragraph: For purposes of the provisions of the preceding paragraphs, the PROMISING TRANSFEROR grants, on the date hereof, an irrevocable power-of-attorney to persons chosen by mutual agreement between PROMISING TRANSFEROR and the

PROMISING TRANSFEREE, conferring upon them the necessary powers to effectuate the transfer of the rights.

Clause Five: REPRESENTATIONS AND WARRANTIES OF THE PROMISING TRANSFEROR

      First Paragraph: The PROMISING TRANSFEROR is a corporation (S.A.) duly organized, validly existing and in good standing under the laws of the (Federative Republic of Brazil) and has full corporate power and authority to carry on its business as it is now being conducted and to own all of its properties and assets. The PROMISING TRANSFEROR is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification.

      Second Paragraph: The PROMISING TRANSFEROR has all necessary corporate power and authority and has taken all corporate action necessary to enter into this Agreement, to consummate the transactions contemplated on its part hereby and to perform its obligations hereunder. The execution, delivery and performance of this Agreement and the consummation of the transactions described herein by the PROMISING TRANSFEROR have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by the PROMISING TRANSFEROR and, assuming the due execution and delivery thereof by the PROMISING TRANSFEREE, is a valid and binding obligation of the PROMISING TRANSFEROR.

      Third Paragraph: As of the date of this Agreement, the PROMISING TRANSFEROR has good title to all of the Permissions, free and clear of any and all liens, charges, pledges, mortgages, security interests or other encumbrances of any kind, except for governmental restrictions on the transfer thereof.

      Fourth Paragraph: The business of the PROMISING TRANSFEROR has been operated in material compliance with all applicable laws, statutes, rules, regulations, ordinances, codes, orders, licenses, permits or authorizations, as such now apply to such business, and to the knowledge of the PROMISING TRANSFEROR no notification has been received alleging any violation of any of the foregoing.

      Fifth Paragraph: Neither the execution, delivery nor performance of this Agreement or any of the transactions contemplated hereby will (i) violate or conflict with any provision of the organizational documents of the PROMISING TRANSFEROR, (ii) result in a breach of or a default under any provision of any contract, agreement, lease, commitment, license, franchise, permit, authorization or concession to which the PROMISING TRANSFEROR is a party or bound or to which any property or asset of the PROMISING TRANSFEROR is subject or an event which with notice, lapse of time, or both, would result in any such breach or default, or (iii) result in violation by the PROMISING TRANSFEROR of any statute, rule, regulation, ordinance, code, order, judgment, writ, injunction, decree, or award, or an event which with notice, lapse of time, or both, would result in any such violation, which breach, default or violation would have a material adverse effect on the ability of the PROMISING TRANSFEROR to consummate the transactions contemplated hereby, provided the authorizations referred to in Clause Four are obtained.

Clause Six: REPRESENTATIONS AND WARRANTIES OF THE PROMISING TRANSFEREE

      First Paragraph: The PROMISING TRANSFEREE is a corporation (S.A) duly organized, validly existing and in good standing under the laws of the Federative Republic of Brazil and has full corporate power and authority to carry on its business as it is now being conducted and to own all of its properties and assets. The PROMISING TRANSFEREE is duly qualified to do business and is in good standing in each jurisdiction in which the ownership of its properties or the conduct of its business requires such qualification.

      Second Paragraph: The PROMISING TRANSFEREE has all necessary corporate power and authority and has taken all corporate action necessary to enter into this Agreement, to consummate the transactions contemplated on its part hereby and to perform its obligations hereunder. The execution, delivery and performance or this Agreement and the consummation of the transactions described herein by the PROMISING TRANSFEREE have been duly authorized by all requisite corporate action. This Agreement has been duly executed and delivered by the PROMISING TRANSFEREE and, assuming the due execution and delivery thereof by the PROMISING TRANSFEROR, is a valid and binding obligation of the PROMISING TRANSFEREE, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratoriums or other similar laws now or hereafter in effect relating to creditors, rights generally and by general principles of equity (whether considered in an action at law or in equity) and the discretion of the court before which any proceeding therefor may be brought.

Clause Seven: MUTUAL COVENANTS OF THE PARTIES

      First Paragraph: From the date hereof until the date upon which the definitive agreement(s) for the transfer of the Permissions are executed, the PROMISING TRANSFEROR shall:

      (a) not take any action that would result in the rescission of the grant of the Permissions to the PROMISING TRANSFEREE, or any action inconsistent with the consummation of the transactions contemplated hereby;

      (b) comply with any reasonable requests from the PROMISING TRANSFEREE in order to maintain good title to the Permissions and the Rights, including using its best efforts to preserve generally the present relationships with persons or governmental agencies instrumental in the granting of the Permissions; or

      (c) not sell, transfer or otherwise dispose of any of the Permissions or permit any lien, charge, pledge, mortgage, security interest or other encumbrance of any kind to exist thereon.

      Second Paragraph: From the date hereof until the date upon which the definitive agreement(s) for the transfer of the Permissions are executed, the PROMISING TRANSFEREE shall not take any action inconsistent with the consummation of the transactions contemplated hereby.

Clause Eight: CONSIDERATION

As consideration for the transfer of all the Permissions, now promised, the PROMISING TRANSFEROR acknowledges receipt from the PROMISING TRANSFEREE, of the right to subscribe, up to the limit of 1.000 shares of PROMISING TRANSFEREE'S common stock.

      Sole Paragraph: The failure of the PROMISING TRANSFEROR to complete the assignment and transfer now agreed, once the regulatory term has elapsed and the approval of the competent authorities is obtained, and provided that the breach was not the result of the action or inaction of a government or regulatory authority, such as the Ministry of Communications of Brazil, shall give rise to the forfeit of its equity interest in the PROMISING TRANSFEREE.

Clause Nine: JURISDICTION

      9.1. This Agreement and all questions arising in connection with its interpretation and legal relations between the parties in connection herewith shall be governed and construed in accordance with the substantive law of Brazil.

      9.2. All disputes and differences arising from or in connection with this Agreement, or in relations between the parties with respect to the subject matter hereof, shall be finally settled by binding arbitration in accordance with the Rules for Conciliation and Arbitration of the International Chamber of Commerce (ICC) by three arbitrators appointed in accordance with said Rules. The place of arbitration shall be New York, New York, and the arbitration proceedings shall be conducted in English.

      9.3. If for any reason, notwithstanding the international character of this Agreement and the diverse nationalities of the shareholders in the companies parties to the same, the preceding clause 9.2. should not be applied or be held invalid by any court in Brazil or in the United States of America, the parties specifically agree that any dispute or controversy relating to this Agreement or otherwise described in clause 9.2. shall be decided solely and exclusively by the competent courts of the State of New York, United States of America.

In witness whereof, the parties have caused this Agreement to be duly executed in three (3) counterparts of equal content and form, in the presence of the two witnesses below.

                              Sao Paulo, December 11th, 1996


                        /s/ Admilson Ferreria
                        /s/ Marcelo Vaz Bonini
                       ---------------------------------------------
                               TVA SISTEMA DE TELEVISAO S.A.
                                   Admilson Ferreria
                                   Marcelo Vaz Bonini
                                  Legal Representative


                        /s/ Thomas Crane Trynin
                        /s/ Marco Antonio Fregenal
                       ---------------------------------------------
                               PAGING NETWORK DO BRASIL S.A.
                       Thomas Crane Trynin    Marco Antonio Fregenal
                             Officer                Officer

WITNESSES:


1.  /s/ Roberto Duque Estrada
    -----------------------------------
    Roberto Duque Estrada
    OAB/RJ 80.668
    CPF/MF 016.468.087-03


2.  /s/ Maria Gabriela Campos da Silva
    -----------------------------------
    Maria Gabriela Campos da Silva
    OAB/RJ 84.606-E
    CPF/MF 016.706.607-29